UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a‑6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material Pursuant to §240.14a‑11(c) or §240.14a‑2

Establishment Labs Holdings Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a‑6(i)(1) and 0‑11.

Your **Vote** Counts!

ESTABLISHMENT LABS HOLDINGS INC.

2026 Annual Meeting
Vote by May 21, 2026
11:59 PM ET

ESTABLISHMENT LABS HOLDINGS INC.
ATTENTION: INVESTOR RELATIONS
11401 CENTURY OAKS TERRACE
SUITE 400
AUSTIN, TEXAS 78758

V92256-P47895

You invested in ESTABLISHMENT LABS HOLDINGS INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 22, 2026.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 8, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 22, 2026
1:00 PM ET

Virtually at:
www.virtualshareholdermeeting.com/ESTA2026

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. To elect six directors to serve for a one-year term; **Nominees:**	
1a. Filippo “Peter” Caldini	For
1b. Ann Custin	For
1c. Leslie Gillin	For
1d. Nicholas Lewin	For
1e. Edward Schutter	For
1f. Bryan Slotkin	For
2. To approve, on an advisory basis, the compensation of our named executive officers;	For
3. To ratify the appointment of CBIZ CPAs P.C. as our independent registered public accounting firm for our fiscal year ending December 31, 2026.	For

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

V92257-P47895